UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22264
The Motley Fool Funds Trust
(Exact name of registrant as specified in charter)
Motley Fool Asset Management, LLC
2000 Duke Street, Suite 175
Alexandria, VA 22314
(Address of principal executive offices) (Zip code)
Denise Coursey
Motley Fool Asset Management, LLC
2000 Duke Street, Suite 175
Alexandria, VA 22314
(Name and address of agent for service)
Registrant’s telephone number, including area code: (703) 302-1100
Date of fiscal year end: October 31
Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ALWAYS

FORWARD

Motley Fool Funds

Annual Report

A Series of The Motley Fool Funds Trust

10/31/16

Motley Fool Independence Fund

Motley Fool Great America Fund

Motley Fool Epic Voyage Fund

Motley Fool Independence Fund During the year ended October 31, 2016, the Motley Fool Independence Fund returned 0.25% vs. 3.00% for the FTSE Global All Cap Net Tax Index.

We have three companies breaking into our Top 11 largest holdings since the semi-annual report: Amazon.com, Natus Medical, and Taiwan Semiconductor. If you haven’t heard of this hidden gem, we encourage you to check out Amazon.com; they’re doing some neat things.

I would like to thank Bill Mann for his years of service to Motley Fool Asset Management since Day One (read his letter in the next few pages if you were unaware of his upcoming departure). His peculiar style of leadership combined an expectation of high-quality results with an equally important joy of showing up to the office each day.

Motley Fool Great America Fund During the year ended October 31, 2016, the Motley Fool Great America Fund returned -2.15% vs. 4.17% for the Russell Midcap Index.

The Fund’s best performers for the year include a trailer hitch manufacturer (Horizon Global), two different RV companies (Thor Industries and Drew Industries), and a hunting/fishing/camping retailer (Cabela’s)… I may have just inadvertently planned my next vacation.

Since the semi-annual report, four stocks have crept into our Top 11: IPG Photonics, Natus Medical, Towne Bank, and Varian Medical Systems. All clearly household names (depending on your household).

Motley Fool Epic Voyage Fund During the year ended October 31, 2016, the Motley Fool Epic Voyage Fund returned 10.76% vs. 1.40% for the FTSE Global All Cap ex-US Net Tax Index.

Way to go, emerging markets! After several subpar years, emerging stocks finally made up some ground in 2016. Despite narrowing the gap, the emerging index has still managed to trail our Fund’s actual benchmark by nearly 3% per year.

Four far-flung companies have entered our Top 11 positions since our semi-annual report: International Container Terminal Services (based in the Philippines), Mitra Adiperkasa (Indonesia), Tarpon Investimentos (Brazil), and Top Glove (Malaysia).

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Motley Fool Independence Fund
Portfolio Characteristics	12
About your Expenses	15
Financial Statements	21
Motley Fool Great America Fund
Portfolio Characteristics	27
About your Expenses	30
Financial Statements	35
Motley Fool Epic VoyageFund
Portfolio Characteristics	41
About your Expenses	46
Financial Statements	50
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	79
Notice to Shareholders	80
Directors and Officers	84

Letter from the President

Dear Fellow Shareholders:

It is not the strongest of the species that survives, nor the most intelligent, but the one most responsive to change. — Charles Darwin

One of the earliest lessons I learned in my working life is that when you’re making a change to your business or the product or the service you’re providing – or even the benefits you provide your employees – whatever you do, don’t use the word change.

People are afraid of change. They’ll react negatively just to the implication that something might be a little different from what it was yesterday or a year ago or a decade ago. I’ve diligently followed that advice – substituting words such as “modification,”“refinement,” and “improvement.” Until now.

President Denise H. Coursey

I’m done eschewing change. Because change is what moves us forward. It’s how we survive and thrive in business and in life. Also, I believe, fellow shareholder, that you are smart enough to see through “modifications” and “refinements,” and that you’re fearless enough to keep reading and stick with me as I explain the changes we’re making and why.

But let me start with one of the things that isn’t changing, because this is the kind of thing that guides our decision-making, as we contemplate our path forward. It’s our Foolish approach to investing – what brought all of you to us in the first place. We have been and will always be business-focused, long-term investors. We’ve built our investing team and our process around those founding principles, and as we look forward and set the direction of our funds and our business, we make decisions that align with that focus.

With that in mind, starting in mid-January, longtime Fool and proven investor Bryan Hinmon will be taking over the role of Chief Investment Officer. Bryan has been professionally investing and managing money for 13 years, seven of those with The Motley Fool. He currently serves as our director of research, and that makes him uniquely qualified to step into this role. His investing instincts are sound, and his work ethic and attention to detail are unmatched. Bryan is a firm believer in the business-focused, long-term investing strategy that our company has espoused since its founding. There is no one better to lead our team of portfolio managers and invest your money.

Bryan is, of course, taking over from Bill Mann, who will be returning to his Foolish roots and rejoining the Motley Fool publishing company to work alongside founder Tom Gardner in the newsletter business. We owe Bill an enormous

Motley Fool Funds Trust	3

debt of gratitude for building these funds from the ground up – and, more importantly, for establishing the investing philosophy that guides the team every day. He will be missed, but he has built an incredibly talented team, who will continue invest your money following the same approach and strategy that he laid out on Day One.

The second unchanging principle is our commitment to you, our shareholders – and specifically to treat you the way we would want to be treated as shareholders. (That’s not hard to do, since I and most of the Motley Fool Asset Management team are shareholders.)

When we launched in 2009, we built funds that we’d want to be investors in. That meant no 12b-1 fees, writing our prospectuses in plain English, and communicating with you on a regular basis, in fun, Foolish ways.

This year, we’ve made some important, yes, changes that we think are enormous steps forward in better serving you. The first is joining RBB Trust, a series trust that allows smaller fund companies to band together for better bargaining power. I won’t bore you with the details. (We already did that in our 72 page proxy.) The bottom line is, we believe this move will allow us to bring costs down for you.

In addition, in November, we reached out to shareholders who qualified for our lower-priced institutional share classes for all our funds and automatically switched them to that class. And we will continue to do that periodically going forward. (Want to know how to qualify? Call us at 1-888-863-8803)

We will never stop looking out for you and finding ways to improve your experience as shareholders.

Thank you for the trust you continue to place in us. We are grateful to have you as shareholders and will continue to work hard to earn and deserve your trust.

Foolish best,

Denise H. Coursey

President, Motley Fool Asset Management

4	Motley Fool Funds Trust

Letter to Shareholders

Portfolio Manager Bill Mann

Dear Fellow Fool Funds Shareholders:

It is with bittersweet feelings that I let you know that on January 13, 2017, I will be leaving Motley Fool Asset Management to return to The Motley Fool, LLC’s publishing group. Bryan Hinmon, who has so ably served as our director of research, will take over the role of chief investing officer for Motley Fool Asset Management.

I am so proud to work with Bryan, and I know that fund shareholders will remain in highly capable hands.

In the financial industry, someone moving from portfolio management to publishing may seem a strange career step. At The Motley Fool, it makes much more sense. Our view of ourselves is perhaps different than how others view us. Allow me to make a comparison.

When you think of Ferrari, you most likely think of it as a maker of some of the world’s finest sports cars. Ferrari isn’t a brand; it’s a nameplate that promises fortissimo cars to be driven by bellissimo people ad altissima velocità on the open road.

While that’s how most people view Ferrari, it’s not how Ferrari views itself. Ferrari’s core purpose, its reason to exist, is to achieve excellence on the world’s racing circuits, particularly Formula 1. Everything else the company does, including its road car production, is secondary to its efforts to dominate on the track. Ferrari is a racing company that also happens to sell some amazing sports cars.

The Motley Fool’s core purpose is to help the world invest, better. What we want is for individual investors to improve their own financial standing through good, clear decisions when it comes to their money. In 2009 we made the decision to launch mutual funds because we realized that many investors wanted to have those “good, clear decisions” made by a team of portfolio managers working on their behalf.

While the work with our funds is far from finished, I’m confident that the Fool Funds team is stronger than it’s ever been. And I’m convinced that the future of our funds is incredibly bright. From Day One, I have been one of the largest shareholders of the funds, and I have no intention of moving those investments away from this capable team.

There’s no one I’d rather hand the keys to this Ferrari over to than Bryan. Since joining our team in 2014, he’s impressed me every day with his investing instincts, his passion for performance, and his desire to deliver winning results to our shareholders. For two years, Bryan has worked behind the scenes to improve our investing process. He’ll now lead a team that runs better and more smoothly because

The Motley Fool Funds Trust	5

of his contributions.

Please know that my departure doesn’t signify any imminent changes to our portfolio or investing style. Motley Fool Funds will continue to be managed with an emphasis on investing in high-quality companies at prices we think are attractive. We’ll continue to espouse the same buy-and-hold philosophy that you’ve come to know.

As for me, I am excited to transition into a new role, where I can help an ever-growing number of people invest better. I am moving back to where I cut my teeth as an investor: to publishing, where I will be working alongside Motley Fool co-founder Tom Gardner. We’ll have more details there soon.

Let me close by saying something that I’ve said in countless monthly letters and annual reports alike – please accept my thanks for trusting us with at least part of your financial future. It has been a privilege.

Foolishly,

William H. Mann, III

6	The Motley Fool Funds Trust

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

  New to investing? Reading your first mutual fund semi-annual report?

Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 13,28, and 42 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp. 63-68.

The Motley Fool Funds Trust	7

Letter to Shareholders

Portfolio Manager Bryan Hinmon

Dear Fellow Shareholder:

“Unless they invest in the difficult task of creating new things, American companies will fail in the future no matter how big their profits remain today.” – Peter Thiel

Highway To Creative Destruction

I recently drove from Virginia to New Jersey to spend time with family. If you’ve ever made that drive (or the equivalent in your particular geography), you’re likely familiar with the sucking sound your wallet makes as you pass through, say, Delaware and hook up with the New Jersey Turnpike. Ah, the tolls.

Worse than the tolls, of course, is the traffic at each tollbooth. On a normal trip, the toll traffic easily adds 10% to 20% of travel time. Enter E-ZPass, the electronic toll-collection system that uses an RFID transponder in your car to communicate with reader equipment on the highway to take the toll fare electronically. You avoid the toll-collection lines and zip right through, giving you that time back to spend with Grandma rather than staring at a bumper in the tollbooth line.

It’s far more efficient than the classic tollbooth-attendant setup, so much so that tollbooths are going away completely in some places. In Boston, for example, tollbooths were removed from the Tobin Bridge in 2014, forcing travelers to adopt the electronic solution. This change meant the loss of the attendant’s job, but the benefit to society is that millions of travelers save a few minutes every day to use toward more productive things – like finding a cure for cancer, making potable water available globally, and developing a Starbucks lid that doesn’t leak.

Joseph Schumpeter, an Austrian-born economist, saw this coming years ago. In the 1940s, he popularized the idea of “creative destruction,” which (loosely interpreted) says that innovation is a relentless disruptive force that sustains economic growth. Progress has casualties, and to avoid such a fate, we must keep moving forward and awaken to the changes that position us for even better results.

Under the” creative destruction” doctrine, we should expect the reign of the transponder manufacturers to be short-lived, too. What’s next? Well, a Michigan-based rearview-mirror manufacturer is working to incorporate tolling technology into mirrors themselves. Why hang a new hunk of plastic on the windshield when there’s already a perfectly good hunk of plastic with a mirror on it in place already? In-mirror technology is a more elegant solution; we can’t misplace the transponder, and it doesn’t reduce our field of vision. Progress!

8	The Motley Fool Funds Trust

Investing Amidst Destruction

I’m happy to report that your Funds have no ownership in tollbooth attendants or transponder manufacturers. But creative destruction doesn’t just pick on those who deal in highway fees — it’s an essential law of capitalism, and it spares no one.

Research done by the Boston Consulting Group shows that almost one in 10 public companies fails each year, a rate four times higher than in 1965, and that the average corporate lifespan has fallen from 55 years in 1970 to less than 35 years in 2010. Another consulting firm, Innosight, looked just at public companies included in the S&P 500. It showed that in 1958, the average tenure of a company in the index was 61 years, and by 2012, that figure had fallen to just 18 years.

So how do we invest your funds so they don’t become the victim of creative destruction (as Schumpeter said) or fail altogether (as Thiel noted)?

Deliberately. And by remaining open to change.

Our team has an investing philosophy that respects the force of creative destruction but identifies business quality as the surest force for counteracting it. Our research process requires us to spell out the structural defenses and unique capabilities a potential investment possesses to help combat disruptive threats.

We also make judgments on whether executives have the vision to thrive in a rapidly changing world, and whether the company’s culture and incentive system allow for the type of risk-taking that might bring on change. Refusing change has been the demise of more than one seemingly successful business.

A final leg of our research process requires us to answer the following question:

Why will this business be weaker, the same, or stronger 10 years from now?

Divining the future is not our claim to fame. Doing so is impossible. But explicitly laying out how we think the future will unfold enables us to set guideposts to track when a thesis gets off track (maybe we should sell) or when it’s ahead of schedule (maybe we should buy more). It also helps us understand how many things have to go right for our prediction to come true, which factors into the margin of safety we demand before committing capital.

As portfolio managers, we can’t avoid creative destruction any more than you, as a citizen of Earth, can avoid gravity. Imagine what would happen if you began ignoring the reality of gravity: I think the outcome would include “splat.” The team managing your investments has a healthy respect for creative destruction and a strong distaste for splat. We’ve designed our investment program accordingly.

The Motley Fool Funds Trust	9

Avoiding the Plight Ourselves

Although Thiel’s quote at the beginning of this letter spoke of “new things” and “American companies,” it is wise for all of us to look in the mirror and make sure we are evolving. That way, we can stay ahead of the risk of suffering the same fate as the tollbooth attendants in Boston.

Here at Motley Fool Asset Management, the “new things” we produce are investing decisions. It is imperative that we remain vigilant in questioning how we do the things that lead to decisions about investing your capital. We are on a quest to do this better, every day.

I’ve painted a picture of a world under siege from creative destruction. Add to the mix the fact that Bill Mann, the architect of these Funds, is moving on, and you may be feeling uneasy. Fear not, fellow shareholder. The success of our investing is rooted in philosophy and in process rather than in a single brain (however admirable). This is the quality of our business that makes it durable and defensible against destruction.

We – our investing team and all shareholders – owe Bill a large debt of gratitude. He built our organization around a philosophy that endures: long-term, business-focused investing.

This philosophy combines with principles including

•	“discipline and independent thought” (Bill, 2010 semi-annual report)

•	“buying the right companies at the right price”(Bill, 2011 semi-annual report)

•	“business-centric investing” (Bill, 2012 annual report)

•	“[a] goal [of finding] the best businesses in the world” (Bill, 2013 annual report)

All of those principles have withstood the test of time and any attempts at destruction, and they still course through our team’s veins today.

We will miss Bill, but our team is confident that our evolution has set us up well to confront the unrelenting pace of creative destruction. We move always forward, secure in the philosophy, principles, and process that got us here. We move always forward, knowing that change is necessary but a foundation is essential. We move always forward, as a team with passion and purpose. We move always forward, with humility and gratitude for the fact that you have entrusted us with your capital.

Onward,

Bryan C. Hinmon

10	The Motley Fool Funds Trust

There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.

The Motley Fool Funds Trust	11

Motley Fool Independence Fund Portfolio Characteristics

At October 31, 2016, the Motley Fool Independence Fund Investor Shares had an audited net asset value of $20.36 per share attributed to 17,341,638 shares outstanding and the Institutional Shares had an audited net asset value of $20.40 per share attributed to 354,996 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the Investor Shares launch on June 16, 2009 to October 31, 2016, the Shares had an average annual total return of 11.24% versus a return of 10.35% over the same period for its benchmark, FTSE Global All Cap Index. From June 17, 2014 to October 31, 2016, the Institutional Shares returned 1.11% versus a return of 0.92% over the same period for the FTSE Global All Cap Index.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/16

			Since	Inception
	One Year	Five Year	Inception	Date
Investor Shares*	0.25%	8.58%	11.24%	6/16/2009
Institutional Shares*	0.47%	—	1.11%	6/17/2014
FTSE Global All Cap Net Tax Index**	3.00%	8.71%	— (1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.13% and Net 1.15%; Institutional Shares: Gross 2.14% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The index returned 10.35% from the inception date of the Investor Shares and 0.92% from the inception date of the Institutional Shares.

(2) The expense ratios of the Fund are set forth according to the 2/29/2016 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The FTSE Global All Cap Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the

12	Motley Fool Independence Fund (Unaudited)

calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. While investing in a particular sector is not a principal investment strategy of the Independence Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation and top eleven countries in which the Fund was invested as of October 31, 2016. Portfolio holdings are subject to change without notice.

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

HDFC Bank Ltd.	4.12%
Banco Latinoamericano de Comercio Exterior SA	3.84
Loews Corp.	2.95
DuzonBizon Co., Ltd.	2.78
Amazon.com, Inc.	2.74
Natus Medical, Inc.	2.65
Almarai Co.	2.52
Berkshire Hathaway, Inc. Class A	2.51
Taiwan Semiconductor Manufacturing Co., Ltd.	2.50
Under Armour, Inc. Class C	2.32
FANUC Corp.	2.16

Motley Fool Independence Fund (Unaudited)	13

Top Eleven Holdings*	% of Net Assets

31.09%

*    As of the date of the report, the fund had a holding of 2.24% in the BNY Mellon Cash Reserve.

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	19.49%
Information Technology	19.07
Consumer Discretionary	18.52
Health Care	11.48
Industrials	10.25
Consumer Staples	9.51
Real Estate	3.70
Telecommunication Services	3.17
Materials	1.72
Energy	1.59

98.50%

Top Eleven Countries	% of Net Assets

United States*	50.01%
United Arab Emirates	5.07
Japan	4.16
India	4.12
South Korea	3.91
Panama	3.84
Germany	3.71
Indonesia	3.35
Switzerland	3.10
Taiwan	2.50
United Kingdom	2.09

85.86%

*     As of the date of the report, the fund had a holding of 2.24% in the BNY Mellon Cash Reserve.

14	Motley Fool Independence Fund (Unaudited)

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$1,031.93	1.13%	$5.77
Hypothetical	$1,000	$1,019.46	1.13%	$5.74
Institutional Shares
Actual	$1,000	$1,032.91	0.95%	$4.85
Hypothetical	$1,000	$1,020.36	0.95%	$4.82

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2016 to October 31,2016,multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

Motley Fool Independence Fund (Unaudited)	15

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

October 31, 2016

Issues	Shares	Value (Note 2)

Equity Securities — 95.14%
Airlines — 0.78%
Air Arabia PJSC (United Arab Emirates)	8,000,000	$2,827,497

Auto Components — 2.63%
Gentex Corp. (United States)	200,000	3,382,000
Horizon Global Corp. (United States)*	304,933	6,110,861

		9,492,861

Banks — 11.17%
Banco Latinoamericano de Comercio Exterior SA (Panama)	513,235	13,841,948
BGEO Group PLC (Georgia)	165,138	5,974,956
HDFC Bank Ltd. (India)(a)	210,000	14,863,800
Sberbank of Russia PJSC (Russia)	2,400,000	5,586,358

		40,267,062

Beverages — 1.02%
Boston Beer, Co., Inc. (The) Class A (United States)*	23,720	3,682,530

Biotechnology — 1.01%
Ionis Pharmaceuticals, Inc. (United States)*	140,000	3,637,200

Building Products — 1.78%
American Woodmark Corp. (United States)*	85,771	6,407,094

Capital Markets — 0.95%
Oaktree Capital Group LLC (United States)	82,562	3,434,579

Chemicals — 1.72%
Syngenta AG (Switzerland)(a)	77,101	6,200,462

Commercial Services & Supplies — 1.96%
Depa Ltd. (United Arab Emirates)*	5,815,390	2,035,386
KAR Auction Services, Inc. (United States)	117,708	5,012,007

		7,047,393

Communications Equipment — 1.43%
Infinera Corp. (United States)*	661,100	5,156,580

Diversified Financial Services — 2.51%
Berkshire Hathaway, Inc. Class A (United States)*	42	9,059,400

See Notes to Financial Statements.

16	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Diversified Telecommunication Services — 1.29%
Level 3 Communications, Inc. (United States)*	82,500	$4,632,375

Food & Staples Retailing — 1.64%
Costco Wholesale Corp. (United States)	40,000	5,914,800

Food Products — 4.33%
BRF - Brasil Foods SA (Brazil)(a)	223,704	3,740,331
Nestle SA (Switzerland)	68,694	4,981,271
PT Nippon Indosari Corpindo Tbk (Indonesia)	54,234,800	6,879,990

		15,601,592

Health Care Equipment & Supplies — 5.17%
Medtronic PLC (Ireland)	59,272	4,861,489
Natus Medical, Inc. (United States)*	242,900	9,558,115
Zimmer Biomet Holdings, Inc. (United States)	40,000	4,216,000

		18,635,604

Health Care Providers & Services — 4.02%
Anthem, Inc. (United States)	55,000	6,702,300
NMC Health PLC (United Arab Emirates)	435,482	7,787,601

		14,489,901

Hotels, Restaurants & Leisure — 1.97%
Chipotle Mexican Grill, Inc. (United States)*	5,000	1,803,800
Texas Roadhouse, Inc. (United States)	130,500	5,287,860

		7,091,660

Insurance — 4.85%
Loews Corp. (United States)	246,890	10,623,677
Markel Corp. (United States)*	7,800	6,843,954

		17,467,631

Internet — 1.99%
Tencent Holdings Ltd. (Cayman Islands)	270,000	7,155,631

Internet & Catalog Retail — 5.96%
Amazon.com, Inc. (United States)*	12,500	9,872,750
CJ O Shopping Co., Ltd. (South Korea)	28,949	4,098,826
TripAdvisor, Inc. (United States)*	50,000	3,224,000
zooplus AG (Germany)*	30,000	4,270,904

		21,466,480

See Notes to Financial Statements.

Motley Fool Independence Fund	17

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet Software & Services — 4.16%
Alphabet, Inc. Class A (United States)*	4,000	$3,239,600
Alphabet, Inc. Class C (United States)*	9,024	7,079,689
Baidu, Inc. (China)*(a)	26,500	4,686,790

		15,006,079

Leisure Products — 1.99%
Shimano, Inc. (Japan)	42,000	7,181,145

Life Sciences Tools & Services — 0.94%
Horizon Discovery Group PLC (United Kingdom)*	2,135,499	3,371,882

Machinery — 2.16%
FANUC Corp. (Japan)	42,600	7,799,528

Media — 2.21%
BrainJuicer Group PLC (United Kingdom)	700,000	4,160,125
Multiplus SA (Brazil)	278,600	3,791,474

		7,951,599

Miscellaneous Manufacturing — 0.34%
Top Glove Corp Bhd (Malaysia)	1,040,000	1,226,374

Multiline Retail — 1.44%
PT Mitra Adiperkasa Tbk (Indonesia)*	12,301,000	5,184,514

Pipelines — 1.59%
Kinder Morgan, Inc. (United States)	280,000	5,720,400

Real Estate Investment Trusts — 2.08%
American Tower Corp. (United States)	64,000	7,500,160

Real Estate Management & Development — 1.62%
Henderson Land Development Co., Ltd. (Hong Kong)	989,040	5,850,396

Semiconductors & Semiconductor Equipment — 5.86%
Intel Corp. (United States)	219,000	7,636,530
IPG Photonics Corp. (United States)*	10,000	970,100
NXP Semiconductors NV (Netherlands)*	35,000	3,500,000
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	290,000	9,019,000

		21,125,630

Software — 3.83%
DuzonBizon Co., Ltd. (South Korea)	513,180	10,001,690

See Notes to Financial Statements.

18	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Software (continued)
Ultimate Software Group, Inc. (The) (United States)*	18,000	$3,797,820

		13,799,510

Technology Hardware, Storage & Peripherals — 1.80%
Apple, Inc. (United States)	57,000	6,471,780

Textiles, Apparel & Luxury Goods — 2.32%
Under Armour, Inc. Class C (United States)*	323,903	8,376,144

Transportation Infrastructure — 2.73%
DP World Ltd. (United Arab Emirates)	145,000	2,601,584
International Container Terminal Services, Inc. (Philippines)	4,500,000	7,224,494

		9,826,078

Wireless Telecommunication Services — 1.89%
SBA Communications Corp. Class A (United States)*	60,000	6,796,800

Total Equity Securities (Cost $ 243,241,818)		342,856,351

Participatory Notes — 3.36%

Air Freight & Logistics — 0.84%
Aramex PJSC (United Arab Emirates)(b)	3,134,000	3,020,549

Banks — 0.00%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)(c)	—	7

Food Products — 2.52%
Almarai Co. (Saudi Arabia)(b)	583,678	9,090,866

Total Participatory Notes (Cost $ 8,612,948)		12,111,422

Other Investments — 2.24%
Temporary Cash Investment — 2.24%
BNY Mellon Cash Reserve	8,072,859	8,072,859

Total Other Investments (Cost $ 8,072,859)		8,072,859

See Notes to Financial Statements.

Motley Fool Independence Fund	19

Issues	Shares	Value (Note 2)

Total Investments Portfolio (Cost $ 259,927,625) — 100.74%		$363,040,632
Liabilities in Excess of Other Assets — (0.74)%		(2,679,500)

NET ASSETS — 100.00%
(Applicable to 17,696,634 shares outstanding)		$360,361,132

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $12,111,422 and represents 3.36% of net assets as of October 31, 2016.
(c)	Less than 0.50 shares

PLC — Public Limited Company

See Notes to Financial Statements.

20	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of October 31, 2016

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $259,927,625)	$363,040,632
Receivables:
Dividends and tax reclaims	534,855
Investment securities sold	669,257
Shares of beneficial interest sold	461,760
Prepaid expenses and other assets	24,064

Total Assets	364,730,568

Liabilities
Payables:
Investment securities purchased	3,494,518
Shares of beneficial interest redeemed	366,628
Accrued expenses:
Audit fees	20,800
Accounting and administration fees	84,481
Advisory fees	257,134
Custodian fees	14,418
Legal fees	1,015
Transfer agent fees	61,129
Trustee fees	183
Other expenses	69,130

Total Liabilities	4,369,436

Net Assets	$360,361,132

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Statement of Assets and Liabilities

As of October 31, 2016

Net Assets Consist of:
Paid-in-Capital	$247,008,036
Undistributed Net Investment Income	760,546
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	9,494,189
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	103,098,361

Net Assets	$360,361,132

Net Asset Value:
$0.001 par value, unlimited shares authorized Investor Shares:
Net assets applicable to capital shares outstanding	$353,118,089
Shares outstanding	17,341,638

Net asset value, offering, and redemption price per share*	$20.36

Institutional Shares:
Net assets applicable to capital shares outstanding	$7,243,043
Shares outstanding	354,996

Net asset value, offering, and redemption price per share*	$20.40

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Statement of Operations

Year Ended October 31, 2016

Investment Income
Dividends	$5,216,918
Interest	104
Less foreign taxes withheld	(256,559)

Total Investment Income	4,960,463

Expenses
Accounting fees - Investor Shares	242,420
Accounting fees - Institutional Shares	22,864
Administration fees	54,501
Blue sky fees - Investor Shares	24,975
Blue sky fees - Institutional Shares	17,589
Shareholder account-related services - Investor Shares	220,076
Shareholder account-related services - Institutional Shares	5,004
Chief Compliance Officer fees	26,852
Custodian fees	81,081
Investment advisory fees	3,149,025
Professional fees	57,742
Shareholder reporting fees - Investor Shares	31,938
Shareholder reporting fees - Institutional Shares	2,474
Transfer agent fees - Investor Shares	261,629
Transfer agent fees - Institutional Shares	39,149
Trustee fees	31,627
Other expenses	28,596

Total expenses	4,297,542

Management fees waived/reimbursed net of amount recaptured - Investor Shares	266
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(85,311)

Net expenses	4,212,497

Net Investment Income (Loss)	747,966

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	9,587,746
Foreign currency transactions	(41,550)

Net realized gain (loss) on investments and foreign currency transactions	9,546,196

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(10,796,371)
Foreign currency translations	650

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	(10,795,721)

Net realized and unrealized gain (loss)	(1,249,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(501,559)

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Statements of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$747,966	$963,521
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	9,546,196	(524,695)
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	(10,795,721)	(5,336,798)

Net increase (decrease) in net assets resulting from operations	(501,559)	(4,897,972)

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(34,910)	(2,188,018)
Institutional Shares	(13,802)	(26,738)
Distributions from net realized capital gains
Investor Shares	(166,111)	(6,627,841)
Institutional Shares	(3,300)	(72,605)

Total dividends and distributions	(218,123)	(8,915,202)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (1,642,369 and 2,584,826 shares, respectively)	32,544,953	53,616,724
Institutional Shares (44,003 and 222,884 shares, respectively)	876,179	4,626,757
Reinvestment of dividends
Investor Shares (9,795 and 424,462 shares, respectively)	197,667	8,654,772
Institutional Shares (837 and 4,766 shares, respectively)	16,889	97,176
Value of shares redeemed
Investor Shares (3,682,983 and 3,334,905 shares, respectively)	(72,564,161)	(68,761,591)
Institutional Shares (69,455 and 40,220 shares, respectively)	(1,365,672)	(818,282)
Redemption and small-balance account fees Investor Shares	38,069	72,419
Institutional Shares	20	5

Net increase (decrease) from capital share transactions	(40,256,056)	(2,512,020)

Total increase (decrease) in net assets	(40,975,738)	(16,325,194)

Net Assets:
Beginning of Period	401,336,870	417,662,064

End of Period*	$360,361,132	$401,336,870

* Including undistributed net investment income (loss)	$760,546	$(11,005)

The accompanying notes are an integral part of these financial statements.

24	Motley Fool Independence Fund

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,
Investor Shares	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$20.32	$21.00	$19.24	$15.48	$14.15
Income (Loss) From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.05	0.11	0.07	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.01	(0.29)	1.87	3.79	1.29
Total From Investment Operations	0.05	(0.24)	1.98	3.86	1.43
Less Distributions
Net Investment Income	— *	(0.11)	(0.04)	(0.11)	(0.10)
Net Realized Capital Gains	(0.01)	(0.33)	(0.18)	—	—
Total Distributions	(0.01)	(0.44)	(0.22)	(0.11)	(0.10)
Redemption and Small-Balance Account Fees	— *	— *	— *	0.01	— *
Net Asset Value, End of Year	$20.36	$20.32	$21.00	$19.24	$15.48

Total Return(2)(3)	0.25%	(1.13%)	10.43%	25.14%	10.21%
Net Assets, End of Year (thousands)	$353,118	$393,611	$413,624	$354,081	$227,881

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.26%	1.36%	1.47%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.14%	1.13%	1.23%	1.37%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	0.23%	0.55%	0.44%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.20%	0.25%	0.59%	0.43%	0.86%
Portfolio Turnover	26%	21%	24%	22%	37%

* Amount represents less than $0.005 per share.

(1)	Per share data calculated using average shares outstanding method.
(2)	During the year ended October 31, 2013, 0.06% of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08%. For the years ended October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(3)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	25

Financial Highlights

	Years Ended October 31,		Period Ended October 31,
Institutional Shares	2016	2015	2014(1)(2)

Net Asset Value, Beginning of Period	$20.35	$21.01	$20.36
Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.08	0.10	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.31)	0.62
Total From Investment Operations	0.10	(0.21)	0.65
Less Distributions
Net Investment Income	(0.04)	(0.12)	—
Net Realized Capital Gains	(0.01)	(0.33)	—
Total Distributions	(0.05)	(0.45)	—
Redemption and Small-Balance Account Fees	— *	— *	—
Net Asset Value, End of Period	$20.40	$20.35	$21.01

Total Return(4)(5)	0.47%	(0.97%)	3.19%
Net Assets, End of Period (thousands)	$7,243	$7,726	$4,038

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.12%	2.14%	3.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%	0.46%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.78%)	(0.73%)	(2.43%)
Portfolio Turnover	26%	21%	24%

* Amount represents less than $0.005 per share.

(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	For the years ended October 31, 2016, October 31, 2015, and the period ended October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

26	Motley Fool Independence Fund

Motley Fool Great America Fund Portfolio Characteristics

At October 31, 2016, the Motley Fool Great America Fund Investor Shares had an audited net asset value of $18.29 per share attributed to 11,214,271 shares outstanding and the Institutional Shares had an audited net asset value of $18.34 per share attributed to 299,928 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2010 to October 31, 2016, the Shares had an average annual total return of 10.99% versus a return of 12.24% over the same period for its benchmark, Russell Midcap Index. Over the same period, the Russell 2000 Index returned 10.81%. From June 17, 2014 to October 31, 2016 the Institutional Shares returned 1.18%, versus a return of 4.09% over the same period for the Russell Midcap Index. Over the same period, the Russell 2000 Index returned 2.06%.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/16

	One Year	Five Year	Since Inception	Inception Date
Investor Shares*	-2.15%	11.08%	10.99%	11/1/2010
Institutional Shares*	-1.89%	—	1.18%	6/17/2014
Russell Midcap Index**	4.17%	13.12%	— (1)	—
Russell 2000 Index***	4.37%	11.51%	— (2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.16% and Net 1.15%; Institutional Shares: Gross 2.45% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The index returned 12.24% from the inception date of the Investor Shares and 4.09% from the inception date of the Institutional Shares.

(2) The index returned 10.81% from the inception date of the Investor Shares and 2.06% from the inception date of the Institutional Shares.

Motley Fool Great America Fund (Unaudited)	27

(3)The expense ratios of the Fund are set forth according to the 2/29/16 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index.

***The Russell 2000 Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in companies that are not included within the Russell 2000 Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2000 Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2000 Index.

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. While investing in a particular sector is not a principal investment strategy of the Great America Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Great America Fund is significantly invested in the consumer discretionary sector, which means it will be more affected by the performance of the consumer discretionary sector than a fund that is not so significantly invested. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings and sectors in which the Fund was invested as of October 31, 2016. Portfolio holdings are subject to change without notice.

28	Motley Fool Great America Fund (Unaudited)

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Thor Industries, Inc.	4.33%
Drew Industries, Inc.	4.24
Texas Roadhouse, Inc.	3.56
Markel Corp.	3.29
American Woodmark Corp.	3.21
Towne Bank (Portsmouth VA)	3.12
Natus Medical, Inc.	3.04
XPO Logistics, Inc.	2.97
SBA Communications Corp. Class A	2.96
Varian Medical Systems, Inc.	2.89
IPG Photonics Corp.	2.86

36.47%

*   As of the date of the report, the fund had a holding of 4.74% in the BNY Mellon Cash Reserve.

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	33.41%
Health Care	15.61
Financials	15.08
Industrials	14.58
Information Technology	6.72
Telecommunication Services	4.35
Real Estate	2.79
Consumer Staples	1.89
Materials	0.95

95.38%

Motley Fool Great America Fund (Unaudited)	29

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$1,003.85	1.15%	$5.79
Hypothetical	$1,000	$1,019.36	1.15%	$5.84
Institutional Shares
Actual	$1,000	$1,005.49	0.95%	$4.79
Hypothetical	$1,000	$1,020.36	0.95%	$4.82

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1,2016 to October 31, 2016, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

30	Motley Fool Great America Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

October 31, 2016

Issues	Shares	Value (Note 2)

Equity Securities — 95.38%

Air Freight & Logistics — 4.46%
CH Robinson Worldwide, Inc. (United States)	46,000	$3,133,520
XPO Logistics, Inc. (United States)*	190,000	6,256,700

		9,390,220

Airlines — 1.16%
Spirit Airlines, Inc. (United States)*	51,000	2,444,430

Auto Components — 9.72%
Drew Industries, Inc. (United States)	99,670	8,925,448
Gentex Corp. (United States)	340,000	5,749,400
Horizon Global Corp. (United States)*	289,918	5,809,949

		20,484,797

Automobiles — 4.33%
Thor Industries, Inc. (United States)	115,000	9,120,650

Banks — 4.64%
Access National Corp. (United States)	90,529	2,133,768
Huntington Bancshares, Inc. (OH) (United States)	100,000	1,060,000
Towne Bank (Portsmouth VA) (United States)	265,068	6,573,681

		9,767,449

Beverages — 1.19%
Boston Beer, Co., Inc. (The) Class A (United States)*	16,120	2,502,630

Biotechnology — 3.33%
Genomic Health, Inc. (United States)*	131,935	3,932,982
Ionis Pharmaceuticals, Inc. (United States)*	119,000	3,091,620

		7,024,602

Building Products — 3.21%
American Woodmark Corp. (United States)*	90,636	6,770,509

Capital Goods — 0.98%
Watsco, Inc. (United States)	15,000	2,059,350

Capital Markets — 5.10%
Diamond Hill Investment Group, Inc. (United States)	29,023	5,282,477
Oaktree Capital Group LLC (United States)	131,072	5,452,595

		10,735,072

See Notes to Financial Statements.

Motley Fool Great America Fund	31

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Commercial Services & Supplies — 1.72%
KAR Auction Services, Inc. (United States)	85,000	$3,619,300

Communications Equipment — 1.40%
Infinera Corp. (United States)*	379,500	2,960,100

Diversified Financial Services — 0.46%
Leucadia National Corp. (United States)	51,995	970,747

Diversified Telecommunication Services — 1.40%
Level 3 Communications, Inc. (United States)*	52,418	2,943,271

Electronic Equipment, Instruments & Components — 2.86%
IPG Photonics Corp. (United States)*	62,000	6,014,620

Health Care Equipment & Supplies — 10.49%
Align Technology, Inc. (United States)*	49,500	4,253,040
Cooper Companies, Inc. (The) (United States)	26,000	4,577,040
Natus Medical, Inc. (United States)*	162,841	6,407,793
Tandem Diabetes Care, Inc. (United States)*	130,000	786,500
Varian Medical Systems, Inc. (United States)*	67,000	6,078,910

		22,103,283

Hotels, Restaurants & Leisure — 7.36%
Chipotle Mexican Grill, Inc. (United States)*	4,800	1,731,648
Panera Bread Co. Class A (United States)*	18,000	3,433,680
Texas Roadhouse, Inc. (United States)	184,929	7,493,323
Wynn Resorts Ltd. (United States)	30,000	2,836,500

		15,495,151

Household Durables — 1.03%
TRI Pointe Group, Inc. (United States)*	200,000	2,166,000

Household Products — 0.70%
Church & Dwight, Co., Inc. (United States)	30,600	1,476,756

Industrials - Machinery — 0.85%
Proto Labs, Inc. (United States)*	40,000	1,788,000

Insurance — 4.88%
Loews Corp. (United States)	78,000	3,356,340
Markel Corp. (United States)*	7,900	6,931,697

		10,288,037

Internet & Catalog Retail — 1.30%
Liberty Interactive Corp. QVC Group Class A (United States)*	89,000	1,645,610
TripAdvisor, Inc. (United States)*	17,000	1,096,160

		2,741,770

See Notes to Financial Statements.

32	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Leisure Products — 0.55%
Polaris Industries, Inc. (United States)	15,000	$1,149,150

Paper & Forest Products — 0.95%
KapStone Paper and Packaging Corp. (United States)	110,400	2,002,656

Real Estate Investment Trusts — 2.15%
Pebblebrook Hotel Trust (United States)	30,000	728,400
STAG Industrial, Inc. (United States)	165,000	3,806,550

		4,534,950

Real Estate Management & Development — 0.64%
Jones Lang LaSalle, Inc. (United States)	14,000	1,355,900

Road & Rail — 1.61%
Genesee & Wyoming, Inc. Class A (United States)*	50,000	3,397,000

Software — 1.60%
Ultimate Software Group, Inc. (The) (United States)*	16,000	3,375,840

Software/Services — 0.86%
Splunk, Inc. (United States)*	30,000	1,805,700

Specialty Retail — 7.32%
AutoZone, Inc. (United States)*	7,300	5,417,768
Cabela’s, Inc. (United States)*	75,000	4,620,750
Tractor Supply Co. (United States)	86,000	5,386,180

		15,424,698

Textiles, Apparel & Luxury Goods — 1.80%
Under Armour, Inc. Class C (United States)*	146,615	3,791,455

Trading Companies & Distributors — 2.37%
Aceto Corp. (United States)	205,000	3,757,650
Fastenal Co. (United States)	31,750	1,237,615

		4,995,265

Wireless Telecommunication Services — 2.96%
SBA Communications Corp. Class A (United States)*	55,000	6,230,400

Total Equity Securities (Cost $ 146,570,175)		200,929,758

See Notes to Financial Statements.

Motley Fool Great America Fund	33

Issues	Shares	Value (Note 2)

Other Investments — 4.74%
Temporary Cash Investment — 4.74%
BNY Mellon Cash Reserve	9,980,203	$9,980,203

Total Other Investments (Cost $ 9,980,203)		9,980,203

Total Investment Portfolio (Cost $ 156,550,378) — 100.12%		210,909,961
Liabilities in Excess of Other Assets — (0.12)%		(258,497)

NET ASSETS — 100.00%
(Applicable to 11,514,199 shares outstanding)		$210,651,464

*	Non-income producing security.

See Notes to Financial Statements.

34	Motley Fool Great America Fund

Statement of Assets and Liabilities

As of October 31, 2016

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $156,550,378)	$210,909,961
Receivables:
Dividends	80,337
Shares of beneficial interest sold	335,530
Prepaid expenses and other assets	26,722

Total Assets	211,352,550

Liabilities
Payables:
Shares of beneficial interest redeemed	373,679
Accrued expenses:
Audit fees	20,800
Accounting and administration fees	68,800
Advisory fees	149,427
Custodian fees	3,110
Legal fees	1,015
Transfer agent fees	35,791
Trustee fees	183
Other expenses	48,281

Total Liabilities	701,086

Net Assets	$210,651,464

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Statement of Assets and Liabilities

As of October 31, 2016

Net Assets Consist of:
Paid-in-Capital	$160,013,687
Accumulated Net Investment Income	(639,202)
Accumulated Net Realized Loss on Investments	(3,082,604)
Net Unrealized Appreciation/(Depreciation) on Investments	54,359,583

Net Assets	$210,651,464

Net Asset Value:
$0.001 par value, unlimited shares authorized Investor Shares:
Net assets applicable to capital shares outstanding	$205,149,412
Shares outstanding	11,214,271

Net asset value, offering, and redemption price per share*	$18.29

Institutional Shares:
Net assets applicable to capital shares outstanding	$5,502,052
Shares outstanding	299,928

Net asset value, offering, and redemption price per share*	$18.34

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Statement of Operations

Year Ended October 31, 2016

Investment Income
Dividends	$1,948,561
Interest	1,309

Total Investment Income	1,949,870

Expenses
Accounting fees - Investor Shares	154,928
Accounting fees - Institutional Shares	22,279
Administration fees	54,316
Blue sky fees - Investor Shares	25,859
Blue sky fees - Institutional Shares	18,007
Shareholder account-related services - Investor Shares	158,764
Shareholder account-related services - Institutional Shares	7,261
Chief Compliance Officer fees	26,852
Custodian fees	19,628
Investment advisory fees	1,933,223
Professional fees	57,742
Shareholder reporting fees - Investor Shares	25,481
Shareholder reporting fees - Institutional Shares	2,734
Transfer agent fees - Investor Shares	139,658
Transfer agent fees - Institutional Shares	39,071
Trustee fees	31,627
Other expenses	19,334

Total expenses	2,736,764

Management fees waived/reimbursed net of amount recaptured - Investor Shares	(44,651)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(87,578)
Management fees waived/reimbursed net of amount recaptured - Institutional Shares	(1,234)

Net expenses	2,603,301

Net Investment Income (Loss)	(653,431)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(2,484,075)

Net realized gain (loss) on investments	(2,484,075)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(1,992,860)

Change in net unrealized appreciation/(depreciation) on investments	(1,992,860)

Net realized and unrealized gain (loss)	(4,476,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,130,366)

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Statements of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$(653,431)	$454,793
Net Realized Gain (Loss) on Investments	(2,484,075)	953,108
Change in Net Unrealized Appreciation/(Depreciation) on Investments	(1,992,860)	(108,297)

Net increase (decrease) in net assets resulting from operations	(5,130,366)	1,299,604

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(349,750)	(510,810)
Institutional Shares	(20,359)	(11,463)

Total dividends and distributions	(370,109)	(522,273)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (1,202,801 and 2,746,354 shares, respectively)	21,811,467	53,268,650
Institutional Shares (77,879 and 243,608 shares, respectively)	1,388,492	4,716,283
Reinvestment of dividends
Investor Shares (18,293 and 25,996 shares, respectively)	343,728	501,729
Institutional Shares (1,083 and 593 shares, respectively)	20,358	11,463
Value of shares redeemed
Investor Shares (2,748,791 and 2,487,924 shares, respectively)	(50,140,829)	(47,840,341)
Institutional Shares (152,821 and 20,753 shares, respectively)	(2,787,636)	(391,356)
Redemption and small-balance account fees Investor Shares	24,628	50,331
Institutional Shares	175	2

Net increase (decrease) from capital share transactions	(29,339,617)	10,316,761

Total increase (decrease) in net assets	(34,840,092)	11,094,092

Net Assets:
Beginning of Period	245,491,556	234,397,464

End of Period*	$210,651,464	$245,491,556

* Including undistributed net investment income (loss)	$(639,202)	$289,577

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,
Investor Shares	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$18.72	$18.59	$17.25	$12.58	$11.04
Income (Loss) From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	0.03	0.07	— *	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.35)	0.14	1.51	4.69	1.60
Total From Investment Operations	(0.40)	0.17	1.58	4.69	1.54
Less Distributions
Net Investment Income	(0.03)	(0.04)	(0.03)	(0.03)	— *
Net Realized Capital Gains	—	—	(0.22)	—	—
Total Distributions	(0.03)	(0.04)	(0.25)	(0.03)	— *
Redemption and Small-Balance Account Fees	— *	— *	0.01	0.01	— *
Net Asset Value, End of Year	$18.29	$18.72	$18.59	$17.25	$12.58

Total Return(2)(3)	(2.15%)	0.91%	9.35%	37.44%	13.96%
Net Assets, End of Year (thousands)	$205,149	$238,482	$231,600	$162,336	$67,337

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.27%	1.38%	1.37%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.17%	1.16%	1.30%	1.54%	1.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29%)	0.17%	0.38%	0.03%	(0.51%)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.31%)	0.17%	0.36%	(0.13%)	(0.88%)
Portfolio Turnover	21%	30%	18%	24%	30%

* Amount represents less than $0.005 per share.

(1)	Per share data calculated using average shares outstanding method.
(2)	During the years ended October 31, 2014 and October 31, 2013, 0.06% and 0.08%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 9.29% and 37.36%, respectively. For the years ended October 31, 2016, October 31, 2015 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(3)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	39

Financial Highlights

	Years Ended October 31,		Period Ended October 31,
Institutional Shares	2016	2015	2014(1)(2)

Net Asset Value, Beginning of Period	$18.75	$18.61	$17.94
Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	(0.02)	0.07	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.33)	0.13	0.65
Total From Investment Operations	(0.35)	0.20	0.67
Less Distributions
Net Investment Income	(0.06)	(0.06)	—
Net Realized Capital Gains	—	—	—
Total Distributions	(0.06)	(0.06)	—
Redemption and Small-Balance Account Fees	— *	— *	—
Net Asset Value, End of Period	$18.34	$18.75	$18.61

Total Return(4)(5)	(1.89%)	1.04%	3.73%
Net Assets, End of Period (thousands)	$5,502	$7,010	$2,798
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.40%	2.45%	4.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08%)	0.35%	0.27%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(1.53%)	(1.15%)	(3.71%)
Portfolio Turnover	21%	30%	18%
*	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	For the years ended October 31, 2016, October 31, 2015 and the period ended October 31, 2014, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

40	Motley Fool Great America Fund

Motley Fool Epic Voyage Fund Portfolio Characteristics

At October 31, 2016, the Motley Fool Epic Voyage Fund Investor Shares had an audited net asset value of $11.93 per share attributed to 2,411,732 shares outstanding and the Institutional Shares had an audited net asset value of $11.98 per share attributed to 174,731 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Shares of $10.00 per share attributed to 106,350 shares outstanding and as of June 17, 2014 for the Institutional Shares of $13.06 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2011 to October 31, 2016, the Shares had an average annual total return of 4.62% versus a return of 5.11% over the same period for its benchmark, the FTSE Global All Cap ex-US Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned 2.18%. From June 17, 2014 to October 31, 2016, the Institutional Shares returned -2.50%, versus a return of -3.54% over the same period for the FTSE Global All Cap ex-US Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned -1.78%.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/16

	One Year	Since Inception	Inception Date
Investor Shares*	10.76%	4.62%	11/1/2011
Institutional Shares*	11.02%	-2.50%	6/17/2014
FTSE Global All Cap ex-US Net Tax Index**	1.40%	— (1)	—
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index***	9.79%	— (2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.84% and Net 1.13%; Institutional Shares: Gross 5.91% and Net 0.93%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 5.11% from the inception date of the Investor Shares and -3.54% from the inception date of the Institutional Shares.

(2)The index returned 2.18% from the inception date of the Investor Shares and -1.78% from the inception date of the Institutional Shares.

Motley Fool Epic Voyage Fund (Unaudited)	41

(3)The expense ratios of the Fund are set forth according to the 2/29/16 Prospectus for the Fund may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The FTSE Global All Cap ex-US Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets, excluding the USA. The index is comprised of approximately 6,600 securities from 47 countries. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

***The FTSE Emerging Markets All Cap China A Inclusion Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. While investing in a particular sector is not a principal investment strategy of the Epic Voyage Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation, and top eleven countries in which the Fund was invested as of October 31, 2016. Portfolio holdings are subject to change without notice.

42	Motley Fool Epic Voyage Fund (Unaudited)

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Motley Fool Epic Voyage Fund (Unaudited)	43

Top Eleven Holdings*	% of Net Assets

PT Mitra Adiperkasa Tbk	5.04%
Almarai Co.	4.24
PT Nippon Indosari Corpindo Tbk	4.12
HDFC Bank Ltd.	3.99
Banco Latinoamericano de Comercio Exterior SA	3.93
Tencent Holdings Ltd.	3.91
Taiwan Semiconductor Manufacturing Co., Ltd.	3.58
Tarpon Investimentos SA	3.51
International Container Terminal Services, Inc.	3.35
DuzonBizon Co., Ltd.	3.34
Top Glove Corp Bhd	3.06

42.07%

*   As of the date of the report, the fund had a holding of 1.81% in the BNY Mellon Cash Reserve.

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	21.32%
Information Technology	16.07
Consumer Staples	15.71
Consumer Discretionary	15.26
Industrials	11.45
Health Care	10.10
Real Estate	3.70
Materials	2.62
Telecommunication Services	2.53

98.76%

44	Motley Fool Epic Voyage Fund (Unaudited)

Top Eleven Countries	% of Net Assets

Brazil	12.02%
Indonesia	9.16
United Arab Emirates	5.42
China	5.24
Turkey	5.21
South Korea	5.18
Saudi Arabia	4.24
India	3.99
Panama	3.93
Cayman Islands	3.91
Taiwan	3.58
61.88%

Motley Fool Epic Voyage Fund (Unaudited)	45

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$1,075.74	1.15%	$6.00
Hypothetical	$1,000	$1,019.36	1.15%	$5.84
Institutional Shares
Actual	$1,000	$1,077.34	0.95%	$4.96
Hypothetical	$1,000	$1,020.36	0.95%	$4.82

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1,2016 to October 31, 2016, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366.

46	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

October 31, 2016

Issues	Shares	Value (Note 2)

Equity Securities — 93.46%
Airlines — 1.14%
Air Arabia PJSC (United Arab Emirates)	1,000,000	$353,437

Banks — 17.81%
Banco Latinoamericano de Comercio Exterior SA (Panama)	45,000	1,213,650
BGEO Group PLC (Georgia)	17,500	633,178
Credicorp Ltd. (Peru)	6,000	892,080
Gronlandsbanken AB (Denmark)	9,287	829,221
HDFC Bank Ltd. (India)(a)	17,400	1,231,572
Sberbank of Russia PJSC (Russia)	300,000	698,295

		5,497,996

Beverages — 2.75%
Coca-Cola Icecek AS (Turkey)	75,000	848,502

Capital Markets — 3.51%
Tarpon Investimentos SA (Brazil)	553,500	1,083,764

Chemicals — 1.56%
Syngenta AG (Switzerland)(a)	6,000	482,520

Commercial Services & Supplies — 0.68%
Depa Ltd. (United Arab Emirates)*	601,600	210,560

Food Products — 8.71%
BRF - Brasil Foods SA (Brazil)(a)	55,000	919,600
Nestle SA (Switzerland)	6,885	499,258
PT Nippon Indosari Corpindo Tbk (Indonesia)	10,022,700	1,271,436

		2,690,294

Health Care Providers & Services — 7.04%
Georgia Healthcare Group PLC (Georgia)*	90,000	389,117
NMC Health PLC (United Arab Emirates)	50,000	894,136
Odontoprev SA (Brazil)	237,000	890,977

		2,174,230

Internet — 3.91%
Tencent Holdings Ltd. (Cayman Islands)	45,600	1,208,507

Internet & Catalog Retail — 1.84%
CJ O Shopping Co., Ltd. (South Korea)	4,002	566,634

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet Software & Services — 7.96%
Baidu, Inc. (China)*(a)	4,400	$778,184
Ctrip.com International Ltd. (China)*(a)	19,000	838,850
MercadoLibre, Inc. (Argentina)	5,000	840,050

		2,457,084

Leisure Products — 3.02%
Shimano, Inc. (Japan)	5,450	931,839

Media — 2.65%
Multiplus SA (Brazil)	60,000	816,541

Miscellaneous Manufacturing — 3.06%
Top Glove Corp Bhd (Malaysia)	800,000	943,364

Multiline Retail — 5.04%
PT Mitra Adiperkasa Tbk (Indonesia)*	3,692,000	1,556,071

Real Estate Investment Trusts — 1.75%
Lippo Malls Indonesia Retail Trust (Singapore)	1,925,000	539,623

Real Estate Management & Development — 1.95%
Henderson Land Development Co., Ltd. (Hong Kong)	101,721	601,703

Semiconductors & Semiconductor Equipment — 3.58%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	35,500	1,104,050

Software — 3.34%
DuzonBizon Co., Ltd. (South Korea)	52,900	1,031,002

Transportation Infrastructure — 9.63%
DP World Ltd. (United Arab Emirates)	12,000	215,303
Grupo Aeroportuario del Pacifico SAB de CV (Mexico)(a)	5,000	483,150
Grupo Aeroportuario del Sureste SAB de CV (Mexico)(a)	3,000	477,000
International Container Terminal Services, Inc. (Philippines)	645,000	1,035,511
TAV Havalimanlari Holding AS (Turkey)	185,000	760,565

		2,971,529

Wireless Telecommunication Services — 2.53%
Safaricom Ltd. (Kenya)	4,000,000	781,112

Total Equity Securities (Cost $ 26,682,953)		28,850,362

Participatory Notes — 5.30%
Banks — 0.00%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)(c)	—	3

See Notes to Financial Statements.

48	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Participatory Notes (continued)
Food Products — 4.24%
Almarai Co. (Saudi Arabia)(b)	84,115	$1,310,103

Metals & Mining — 1.06%
Aluminium Bahrain BSC (Bahrain)(b)	396,998	326,444

Total Participatory Notes (Cost $ 1,299,382)		1,636,550

Other Investments — 1.81%
Temporary Cash Investment — 1.81%
BNY Mellon Cash Reserve	557,130	557,130

Total Other Investments (Cost $ 557,130)		557,130

Total Investment Portfolio (Cost $ 28,539,465) — 100.57%		31,044,042
Liabilities in Excess of Other Assets — (0.57)%		(174,620)

NET ASSETS — 100.00%
(Applicable to 2,586,463 shares outstanding)		$30,869,422

* Non-income producing security.

(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $1,636,550 and represents 5.30% of net assets as of October 31, 2016.
(c)	Less than 0.50 shares

PLC	— Public Limited Company

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	49

Statement of Assets and Liabilities

As of October 31, 2016

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $28,539,465)	$31,044,042
Receivables:
Dividends and tax reclaims	57,863
Shares of beneficial interest sold	45,198
Reimbursement due from adviser	10,937
Prepaid expenses and other assets	24,388

Total Assets	31,182,428

Liabilities
Payables:
Investment securities purchased	128,813
Shares of beneficial interest redeemed	78,844
Accrued expenses:
Audit fees	20,800
Accounting and administration fees	46,737
Custodian fees	4,055
Legal fees	1,015
Transfer agent fees	19,596
Trustee fees	183
Other expenses	12,963

Total Liabilities	313,006

Net Assets	$30,869,422

The accompanying notes are an integral part of these financial statements.

50	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

As of October 31, 2016

Net Assets Consist of:
Paid-in-Capital	$28,579,139
Undistributed Net Investment Income	178,488
Accumulated Net Realized Loss on Investments	(391,213)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	2,503,008

Net Assets	$30,869,422

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$28,775,740
Shares outstanding	2,411,732

Net asset value, offering, and redemption price per share*	$11.93

Institutional Shares:
Net assets applicable to capital shares outstanding	$2,093,682
Shares outstanding	174,731

Net asset value, offering, and redemption price per share*	$11.98

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Statement of Operations

Year Ended October 31, 2016

Investment Income
Dividends	$618,282
Interest	26
Less foreign taxes withheld	(67,078)

Total Investment Income	551,230

Expenses
Accounting fees - Investor Shares	20,271
Accounting fees - Institutional Shares	19,339
Administration fees	54,157
Blue sky fees - Investor Shares	18,832
Blue sky fees - Institutional Shares	17,931
Shareholder account-related services - Investor Shares	28,559
Chief Compliance Officer fees	26,852
Custodian fees	25,522
Investment advisory fees	262,406
Professional fees	57,742
Shareholder reporting fees - Investor Shares	13,530
Shareholder reporting fees - Institutional Shares	1,755
Transfer agent fees - Investor Shares	66,201
Transfer agent fees - Institutional Shares	38,970
Trustee fees	31,627
Other expenses	28,965

Total expenses	712,659

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(25,287)
Management fees waived/reimbursed net of amount recaptured - Investor Shares	(246,162)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(73,768)
Management fees waived/reimbursed net of amount recaptured - Institutional Shares	(16,244)

Net expenses	351,198

Net Investment Income (Loss)	200,032

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	659,763
Foreign currency transactions	(21,527)

Net realized gain (loss) on investments and foreign currency transactions	638,236

Change in net unrealized appreciation/(depreciation) on:
Investment securities	2,234,694
Foreign currency translations	(270)

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	2,234,424

Net realized and unrealized gain (loss)	2,872,660

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,072,692

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2016	Year Ended October 31, 2015

Operations:
Net Investment Income (Loss)	$200,032	$320,996
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	638,236	(415,250)
Change in Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	2,234,424	(5,225,391)

Net increase (decrease) in net assets resulting from operations	3,072,692	(5,319,645)

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(300,972)	(677,612)
Institutional Shares	(18,444)	(24,330)

Total dividends and distributions	(319,416)	(701,942)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (228,294 and 426,373 shares, respectively)	2,517,000	5,009,661
Institutional Shares (13,740 and 33,099 shares, respectively)	147,950	388,538
Reinvestment of dividends
Investor Shares (27,787 and 57,128 shares, respectively)	300,095	670,684
Institutional Shares (1,705 and 2,071 shares, respectively)	18,444	24,330
Value of shares redeemed
Investor Shares (709,020 and 1,392,043 shares, respectively)	(7,766,303)	(16,320,233)
Institutional Shares (387 and 3,508 shares, respectively)	(4,349)	(41,366)
Redemption fees and small-balance account fees
Investor Shares	3,403	8,692
Institutional Shares	—	1

Net increase (decrease) from capital share transactions	(4,783,760)	(10,259,693)

Total increase (decrease) in net assets	(2,030,484)	(16,281,280)

Net Assets:
Beginning of Period	32,899,906	49,181,186

End of Period*	$30,869,422	$32,899,906

* Including undistributed net investment income	$178,488	$319,399

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	53

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,				Period Ended October 31,
Investor Shares	2016	2015	2014	2013	2012(1)(2)
Net Asset Value, Beginning of Period	$10.88	$12.61	$12.66	$10.94	$10.00
Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.09	0.16	0.13	0.18
Net Gain (Loss) on Securities (Realized and Unrealized)	1.09	(1.63)	(0.12)	1.73	0.77
Total From Investment Operations	1.16	(1.54)	0.04	1.86	0.95
Less Distributions
Net Investment Income	(0.11)	(0.19)	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	—	—	(0.02)	—	—

Total Distributions	(0.11)	(0.19)	(0.10)	(0.15)	(0.01)
Redemption and Small-Balance Account Fees	— *	— *	0.01	0.01	— *
Net Asset Value, End of Period	$11.93	$10.88	$12.61	$12.66	$10.94

Total Return(4)(5)	10.76%	(12.33%)	0.47%	17.32%	9.52%
Net Assets, End of Period (thousands)	$28,776	$31,160	$47,566	$40,119	$19,272

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.13%	1.24%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.09%	1.84%	1.88%	2.60%	4.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.64%	0.80%	1.29%	1.15%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.30%)	0.09%	0.66%	(0.10%)	(1.03%)
Portfolio Turnover	54%	20%	25%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

54	Motley Fool Epic Voyage Fund

Financial Highlights

(4)	During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 0.39% and 17.23%, respectively. For the years ended October 31, 2016, October 31, 2015 and the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	55

Financial Highlights

	Years Ended October 31,		Period Ended October 31,
Institutional Shares	2016	2015	2014(1)(2)

Net Asset Value, Beginning of Period	$10.90	$12.62	$13.06

Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.12	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	1.10	(1.65)	(0.48)

Total From Investment Operations	1.19	(1.53)	(0.44)

Less Distributions
Net Investment Income	(0.11)	(0.19)	—
Net Realized Capital Gains	—	—	—

Total Distributions	(0.11)	(0.19)	—

Redemption and Small-Balance Account Fees	—	— *	—
Net Asset Value, End of Period	$11.98	$10.90	$12.62

Total Return(4)(5)	11.02%	(12.23%)	(3.37%)
Net Assets, End of Period (thousands)	$2,094	$1,740	$1,615

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.95%	0.93%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	5.66%	5.91%	6.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.84%	1.06%	0.78%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(3.87%)	(3.92%)	(4.62%)
Portfolio Turnover	54%	20%	25%
*	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	For the year ended October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

56	Motley Fool Epic Voyage Fund

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are a diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at market value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no

The Motley Fool Funds Trust	57

sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost, which approximates market value (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified

58	The Motley Fool Funds Trust

parameters. As of October 31, 2016, such price movements for certain securities had exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Motley Fool Funds Trust	59

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Independence Fund had significant transfers between Level 2 and Level 1 of $7,378,130 during the year ended October 31, 2016 due to fair value pricing.

The Great America Fund and the Epic Voyage Fund did not have any transfers between Level 1 and Level 2 during the year ended October 31, 2016.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of October 31, 2016:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$ 172,150,904
Foreign Common Stocks
Banks	34,680,704
Chemicals	6,200,462
Commercial Services & Supplies	2,035,387
Food Products	3,740,331
Health Care Equipment & Supplies	4,861,489
Health Care Providers & Services	7,787,601
Internet Software & Services	4,686,790
Life Sciences Tools & Services	3,371,882
Media	7,951,599
Semiconductors & Semiconductor Equipment	12,519,000
Temporary Cash Investment	8,072,859
Total Level 1	268,059,008
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Airlines	2,827,497
Banks	5,586,358
Food Products	11,861,261
Internet	7,155,631
Internet & Catalog Retail	8,369,730
Leisure Products	7,181,145
Machinery	7,799,528
Miscellaneous Manufacturing	1,226,374
Multiline Retail	5,184,514

60	The Motley Fool Funds Trust

Independence Fund

Valuation Inputs	Value

Real Estate Management & Development	$ 5,850,396
Software	10,001,690
Transportation Infrastructure	9,826,078
Participatory Notes	12,111,422
Total Level 2	94,981,624
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$363,040,632
Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$200,929,758
Temporary Cash Investment	9,980,203
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$210,909,961
Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks
Banks	$4,799,701
Capital Markets	1,083,764
Chemicals	482,520
Commercial Services & Supplies	210,560
Food Products	919,600
Health Care Providers & Services	1,785,113
Internet Software & Services	2,457,084
Media	816,541
Real Estate Investment Trusts	539,623
Semiconductors & Semiconductor Equipment	1,104,050

The Motley Fool Funds Trust	61

Epic Voyage
Fund

Valuation Inputs	Value

Transportation Infrastructure	$ 960,150
Wireless Telecommunication Services	781,112
Temporary Cash Investment	557,130
Total Level 1	16,496,948
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Airlines	353,437
Banks	698,295
Beverages	848,502
Food Products	1,770,694
Health Care Providers & Services	389,117
Internet	1,208,507
Internet & Catalog Retail	566,634
Leisure Products	931,839
Miscellaneous Manufacturing	943,364
Multiline Retail	1,556,071
Real Estate Management & Development	601,703
Software	1,031,002
Transportation Infrastructure	2,011,379
Participatory Notes	1,636,550
Total Level 2	14,547,094
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$31,044,042

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

62	The Motley Fool Funds Trust

Dividends and Distributions

    When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

The Motley Fool Funds Trust	63

    When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

    If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the

64	The Motley Fool Funds Trust

Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where

The Motley Fool Funds Trust	65

direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements

66	The Motley Fool Funds Trust

under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the year ended October 31, 2016, the Independence, Great America, and Epic Voyage Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to

The Motley Fool Funds Trust	67

certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds did not lend any portfolio securities during the year ended October 31, 2016.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Shares of each Fund through the end of February 2017, to the extent necessary to limit the annual operating expenses of the

68	The Motley Fool Funds Trust

Investor and Institutional Shares of each Fund (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund’s average daily net assets.

Expense Limits

Independence Fund - Investor Shares	1.15%
Independence Fund - Institutional Shares	0.95%
Great America Fund - Investor Shares	1.15%
Great America Fund - Institutional Shares	0.95%
Epic Voyage Fund - Investor Shares	1.15%
Epic Voyage Fund - Institutional Shares	0.95%

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

Independence Fund

Recovery Available

	Year End	Investor Shares	Institutional Shares

2017		$ —	$ 31,638
2018		$ —	$ 80,208
2019		$ —	$ 85,311
Total		$ —	$197,157

The Motley Fool Funds Trust	69

	Great America Fund

		Recovery Available

	Year End	Investor Shares	Institutional Shares

2017		$ 50,490	$ 29,553
2018		$ 55,441	$ 85,273
2019		$ 47,054	$ 88,812
Total		$152,985	$203,638

	Epic Voyage Fund

		Recovery Available

	Year End	Investor Shares	Institutional Shares

2017		$294,155	$ 32,000
2018		$269,503	$ 86,768
2019		$271,449	$ 90,012
Total		$835,107	$208,780

Trustees Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $40,000. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

70	The Motley Fool Funds Trust

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of the Funds’ daily NAVs, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pay the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the year ended October 31, 2016, BNY Mellon received $1,229,753 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the year ended October 31, 2016, BNY Mellon received $126,231 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

The Motley Fool Funds Trust	71

Shareholder Account-Related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the year ended October 31, 2016, Motley Fool Independence Fund paid $225,080 Motley Fool Great America Fund paid $166,025 and Motley Fool Epic Voyage Fund paid $28,559 for such third-party shareholder account-related services.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

Transactions with Affiliates

Advisers to Investment Companies, including Motley Fool Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

72	The Motley Fool Funds Trust

For the year ended October 31, 2016, the Funds engaged in the following security transactions with affiliates:

Fund	Purchases	Sales Proceeds	Net Realized Loss from Sales

Independence Fund	$599,283	$ —	$ —
Epic Voyage Fund	—	599,283	(160,640)

5. Control Persons and Principal Holders (Unaudited):

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. As of October 31, 2016, the following individuals owned 5% or more of the Funds:

Independence Fund

Name	% of Shares

Charles Schwab & Co. Inc.	28.69%
National Financial Services LLC	21.83%
TD Ameritrade Inc.	10.16%

Great America Fund

Name	% of Shares

Charles Schwab & Co. Inc.	31.59%
National Financial Services LLC	26.55%
TD Ameritrade Inc.	10.37%

Epic Voyage Fund

Name	% of Shares

National Financial Services LLC	23.35%
Charles Schwab & Co. Inc.	22.47%
TD Ameritrade Inc.	11.54%

The Motley Fool Funds Trust	73

6. Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$92,696,641	$123,687,832
Great America Fund	46,407,910	82,238,956
Epic Voyage Fund	16,123,892	20,346,956

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. The Trust consists of three series, the Independence Fund, the Great America Fund, and the Epic Voyage Fund. All shares of each series represent two classes: Investor Shares and Institutional Shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for foreign currency

74	The Motley Fool Funds Trust

transactions, investments in partnerships and Passive Foreign Investment Companies (“PFICs”), and loss deferrals due to wash sales and qualified late-year losses.

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized as follows for tax purposes:

	Independence Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2016		$ 48,712	$ 169,411
2015		$1,957,567	$6,957,635

	Great America Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2016		$370,109	$ —
2015		$522,273	$ —

	Epic Voyage Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2016		$319,416	$ —
2015		$701,942	$ —

At October 31, 2016, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Other	Net Unrealized Appreciation (Depreciation) on Investments

$760,546	$9,652,280	$ —	$ —	$102,940,270

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Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Other	Net Unrealized Appreciation (Depreciation) on Investments

$ —	$ —	$(3,132,797)	$(639,202)	$54,409,776
Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Other	Net Unrealized Appreciation (Depreciation) on Investments

$178,488	$ —	$(391,213)	$ —	$2,503,008

During the year ended October 31, 2016 the Epic Voyage Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $659,763.

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, their fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2016, Great America Fund and Epic Voyage Fund had unexpiring short-term losses of $3,132,797 and $391,213, respectively.

Great America Fund deferred qualified late-year losses of $639,202 which will be treated as arising on the first business day of the year ending October 31, 2017.

At October 31, 2016, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

76	The Motley Fool Funds Trust

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$260,085,716	$102,954,916	$116,364,963	$(13,410,047)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$156,500,185	$54,409,776	$58,227,965	$(3,818,189)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$28,539,465	$2,504,577	$6,062,796	$(3,558,219)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships.

At October 31, 2016, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to distributions in excess, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$ —	$72,297	$(72,297)

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Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$(5,803)	$94,761	$(88,958)

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$ —	$(21,527)	$21,527

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

A Special Meeting of Shareholders of the Funds will be held on Wednesday, December 21, 2016 at 11:00 am, Eastern Time (the “Special Meeting”). The purpose of the Special Meeting is to seek Shareholder approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of the RBB Fund, Inc., in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund, and (ii) the New Fund’s assumption of the Fund’s liabilities.

Shareholders of the Funds at the close of business on October 5, 2016 (“Record Date”) are entitled to be present and vote at the Special Meeting. Each shareholder was entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.

78	The Motley Fool Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of The Motley Fool Funds Trust

We have audited the accompanying statement of assets and liabilities of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund, the “Funds,” each a series of The Motley Fool Funds Trust, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 16, 2016

The Motley Fool Funds Trust	79

Notice to Shareholders (Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended October 31, 2016, each Fund reported a portion of its distributions as follows:

Motley Fool Independence Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$227,770	$227,770	$3,774,011	$179,058	$169,411

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				100.00%

Motley Fool Great America Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$370,109	$370,109	—	—	$—

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				100.00%

Motley Fool Epic Voyage Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$358,523	$148	$619,209	$54,981	$—

Qualified Dividend Income (QDI)				95.76%
Dividends Received Deduction (DRD)				0.04%

80	The Motley Fool Funds Trust

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Funds’ holdings four times in each fiscal year and at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Meeting of Shareholders

No special meeting of Shareholders was held during the year ended October 31, 2016.

The Motley Fool Funds Trust	81

The Motley Fool Funds Trust Privacy Notice

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product of service you have with us. This information can include:

•	Social Security number and transaction history
•	Account balances and checking account information
•	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

•	Visit us online: http://signup.foolfunds.com/marketing/SubscriptionManagement.aspx

82	The Motley Fool Funds Trust

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

•	open an account or provide account information
•	make deposits or withdrawals from your account
•	make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•	sharing for affiliates’ everyday business purposes — information about your creditworthiness
•	make deposits or withdrawals from your account
•	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

The Motley Fool Funds Trust	83

Trustees and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

			INDEPENDENT TRUSTEES
Kathleen A. O’Neil 64	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008).	3	None
Carl G. Verboncoeur 64	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	3	SPDR Series Trust (89)(Trustee); SPDR Index Shares Funds (53)(Trustee); SSgA Active ETF Trust (22)(Trustee); SSgA Master Trust (10)(Trustee)
			INTERESTED TRUSTEE AND OFFICERS
Denise Coursey(3) 45	Trustee and President	One Year/Since June 2016	President, Motley Fool Asset Management, LLC (2015-present); Chief System Officer and Director of IT Project Management, The Motley Fool, Inc.	3	N/A
Greg Haygood 38	Treasurer	One Year/Since March 2015	Director of Corporate Finance, Motley Fool Asset Management.	N/A	N/A
Lawrence T. Greenberg 53	Vice President and Secretary	One Year/Since March 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present; George Mason University School of Law, 2014-present. Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore Pte. Ltd. (2012-present). Director, The Motley Fool Global, Ltd. (2013). Manager, Motley Fool Wealth Management, LLC (January 2013-present). Independent Trustee, Manager Directed Portfolios (2016-present).	N/A	N/A
Salvatore Faia 53	Chief Compliance Officer	One Year/Since March 2009	President, Vigilant Compliance LLC since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A
(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria,VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mrs. Coursey is an”interested person” (as defined by the 1940 Act) of the Trust. Mrs. Coursey is the President of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.FoolFunds.com.

84	The Motley Fool Funds Trust

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Morgan, Lewis & Bockius, LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

The Motley Fool Funds Trust	85

Left Blank for Foolish Use

(Not a Part of the Annual

Report)

MOTLEY FOOL FUNDS
GUIDING PRINCIPALS
At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

1

We are - and will

remain - significant

investors with you in

Motley Fool Funds.

4

We will invest for the

long term. We seek to

maximize returns while

we minimize business,

regulatory, financial and

sovereign risks.

7

We will be advocates on

your behalf with compa-

ny managers and

boards, in the interest of

enhancing the value of

your shares.

2

We will manage your

Investment in Motley

Fool Funds as if it were

our own.

5

We will not impose

loads or 12b-1 charges,

and we will apply

redemption fees only to

discourage the

short-term trading that

can hurt all of Fund’s

Investors.

8

We will communicate with our shareholders as clearly and candidly as possible.

3

We will keep our financial

incentives aligned

with those of our

shareholders.

6

We will recognize that

one of our most powerful

analytical weapons is

the phrase “I don’t know.”

In that spirit, we will

constantly review our

successes and mistakes

and remain passionate

about learning.

To stay up-to-date with

your Motley Fool Fund,

sign up for our

Declarations email

newsletter! You can sign

up at

declarations.foolfunds.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Carl G. Verboncoeur and Kathleen A. O’Neil are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,900 for 2016 and $50,400 for 2015.

Audit-Related Fees

(a)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(b)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 for 2016 and $10,200 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1) The audit committee’s pre-approval policies and procedures:

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the auditor to provide audit and non-audit services to the Registrant. The Audit Committee is also responsible for pre-approving non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Motley Fool Funds Trust

By (Signature and Title)*	/s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date	1/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date	1/4/2017

By (Signature and Title)*	/s/ Gregory N. Haygood
Gregory N. Haygood, Treasurer
(principal financial officer)

Date	1/4/2017

* Print the name and title of each signing officer under his or her signature.